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                                                          EXHIBIT 23.1 (vi)

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 24, 1996 (except for Note O - Subsequent Events - as to which the date is November 20, 1996) appearing on page F-2c of PETsMART, Inc.'s Annual Report on Form 10-K for the year ended February 2, 1997.


/s/ Grant Thornton
GRANT THORNTON

London, England
June 11, 1997